SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2005

American Wagering, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-20685	88-0344658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Grier Drive, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 735-0101

________________________________	___________
(Former name or former address, if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 1, 2005, the Registrant appointed Robert R. Barengo to serve on its Board of Directors (the “Board”). In addition, as an “outside/independent director,” Mr. Barengo is expected to be appointed to the Board’s Audit Committee and Compensation Committee at the next regularly scheduled Board meeting. Mr. Barengo’s appointment is subject to the normal terms and conditions as outlined in the Registrant’s Form 10-KSB filings with the SEC (i.e., $1,000 per month in compensation plus usual and customary travel expenses, 1-year renewable term, etc.). Over the past two (2) years, the Registrant, including its Directors and Principal Officers, has not had any business relationship with Mr. Barengo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2005

AMERICAN WAGERING, INC.
By:/s/ Timothy F. Lockinger Name: Timothy F. Lockinger Title: Chief Financial Officer